UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21901

Exact name of registrant as specified in charter:	Aberdeen Global Dynamic Dividend Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Item 1. Reports to Stockholders.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Global Dynamic Dividend Fund (the “Fund”) for the fiscal year ended October 31, 2019. The Fund’s investment objective is to seek high current dividend income more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

Total Investment Return

For the fiscal year ended October 31, 2019, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	11.9%
Market Price*	14.7%
MSCI All Country World Index[1]	13.2%

* assuming the reinvestment of all dividends and distributions

The Fund’s total return is based on the reported NAV at each financial reporting period end and may differ from what is reported in the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Adviser (page 3) and Total Investment Returns (page 5).

NAV, Market Price and Discount

The below table represents comparison from current fiscal year end to prior fiscal year end of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
On 10/31/2019	$11.14	$9.78	12.2%
On 10/31/2018	$10.80	$9.25	14.3%

During the fiscal year ended October 31, 2019, the Fund’s NAV was within a range of $9.68 to $11.16 and the Fund’s market price traded within a range of $8.23 to $9.82. During the fiscal year ended October 31, 2019, the Fund’s shares traded within a range of a discount of 10.2% to 17.7%.

Distribution Policy

The Fund intends to make regular monthly distributions of net investment income to holders of common shares. The Fund expects to pay its common shareholders annually all or substantially all of its investment company taxable income.

Distributions to common shareholders for the twelve months ended October 31, 2019 totaled $0.78 per share. Based on the market price of $9.78 on October 31, 2019, the distribution rate over the twelve-month period ended October 31, 2019 was 8.0%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On November 11, 2019 and December 10, 2019, the Fund announced that it will pay on November 29, 2019 and January 10, 2020, respectively, a distribution of U.S. $0.065 per share to all shareholders of record as of November 21, 2019 and December 31, 2019, respectively.

Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended October 31, 2019, the Fund did not repurchase any shares through the Program.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (previously on Form N-Q). These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

1

The Morgan Stanley Capital International (MSCI) All Country World Index is an unmanaged index considered representative of developed and emerging market stock markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Global Dynamic Dividend Fund	1

Letter to Shareholders (concluded)

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date which is now expected to be January 31, 2020 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption to the Fund and to the services they provide to the Fund. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite these preparations.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity e.g., no owner-generated activity for a certain period), returned mail e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenagd.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences.

Contact Us:

•                   Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•                   Email: Investor.Relations@aberdeenstandard.com; or

•                   Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Global Dynamic Dividend Fund

Report of the Investment Adviser (unaudited)

Market/economic review

Global equities posted gains over the 12-month period ended October 31, 2019, which was marked by the push and pull of U.S.-China trade relations and a pivot in the U.S. Federal Reserve’s (Fed) monetary policy. Near the end of 2018, a spike in U.S. Treasury yields sparked market jitters, compelling investors to reassess global stock valuations. As the Fed raised its benchmark interest rate for a fourth time in December 2018, despite political pressure, the U.S. broader-market S&P 500 Index1 slipped into bear-market territory, dragging global markets with it. However, stock prices rebounded in early 2019, with investors cheering progress in U.S.-China trade negotiations and the Fed’s unexpected decision to stand pat on further rate hikes. The rally was interrupted in May 2019, and again in August, by a breakdown in trade talks and escalating tensions. Nonetheless, subsequent reconciliatory gestures between both countries revived the global markets each time. The Fed cut interest rates in three increments of 25 basis points (0.25%) in July, September and October 2019. The European Central Bank also lowered its benchmark interest rate further into negative territory and launched another round of bond-buying. Prospects of an interim U.S.-China deal and an extension of Brexit for three months gave stocks another lift toward the end of the reporting period.

Fund performance review

Aberdeen Global Dynamic Dividend Fund returned 11.9% on a net asset value (NAV) basis for the 12-month period ended October 31, 2019, versus the 13.2% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index.

At the individual stock level, key detractors from the Fund’s relative performance for the period were overweight positions in Kraft Heinz Co., ArcelorMittal and FedEx Corp. Kraft Heinz Co. is a U.S.-based food company that was formed by the merger of Kraft Foods and Heinz in July 2015. Its shares performed poorly as the company reported a very weak fourth quarter of 2018, with revenues and earnings that fell short of expectations. In addition, the company took a $15 billion write-down and cut its dividend. Shares of ArcelorMittal underperformed along with those of other steel companies. The ongoing trade dispute between the U.S. and China weighed on investor sentiment. ArcelorMittal also announced production cuts in Europe, as demand has significantly weakened. In addition, a number of companies within the steel industry received analyst downgrades due to concerns over the slowing global economy. Shares of multinational courier delivery services company FedEx declined due to the challenging air freight environment, the loss of Amazon business, and continued execution issues surrounding its acquisition of TNT. These headwinds have driven FedEx to reduce its earnings guidance several times.

Conversely, key contributors to the Fund’s performance relative to its benchmark during the reporting period included holdings in Tower Bersama Infrastructure and LaSalle Logiport REIT, neither of which is a constituent of the Fund’s benchmark, along with an overweight position in Ferrovial. Tower Bersama Infrastructure is one of the largest telecommunication tower providers in Indonesia. The company reported higher tenancy ratios throughout the year, which helped its earnings to grow. In addition, there are expectations that mobile network operators will increase capital expenditures to expand their networks. LaSalle Logiport REIT focuses on investments in prime logistics within the Tokyo and Osaka areas. The company announced strong fiscal semiannual results in mid-April 2019. Management also reported significant progress on occupancy rates at its recently acquired properties. Toward the end of May, the company raised ¥12 billion (about US$110 million) via an equity offering for further investment in five distribution facilities. The company subsequently raised its distribution per unit guidance for both 2019 and 2020. Finally, in September, the company raised an additional ¥22 billion (roughly US$202 million) to acquire two logistics facilities. Ferrovial is a Spanish multinational company involved in the design, construction, financing, operation and maintenance of transport infrastructure and urban services. Its shares rallied as the company as investors anticipated the sale of its services division, which would allow the company to focus on its infrastructure and construction businesses. In addition, Ferrovial’s managed toll roads exceeded expectations.

Regarding the use of derivatives during the reporting period, we continued to hedge a portion of the Fund’s currency exposure to the euro during the reporting period.

The Fund earns income through a combination of investing in companies that pay dividends and implementing a dividend capture strategy. In a dividend capture trade, the Fund sells a stock on or shortly after the stock’s ex-dividend date and reinvests the sales proceeds into one or more other stocks that are expected to pay dividends before the next dividend payment on the stock that it is

1

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Global Dynamic Dividend Fund	3

Report of the Investment Adviser (unaudited) (concluded)

selling. While employing this strategy, the Fund purchases companies that pay regular and/or special dividends. Over the 12-month period ended October 31, 2019, the Fund issued total distributions of $0.78 per share.

Outlook

Global equity prices have continued to rise in spite of deteriorating macroeconomic data. The global manufacturing contraction and weakening trade activity have cast a deep shadow over most economies. The service sector has, for the most part, been resilient, but whether it will remain so in the coming months is worth monitoring, in our view. Other market-moving developments include the outcomes of U.S.-China trade talks and Brexit. We believe that monetary-policy easing by most global central banks should continue to provide some support for stocks. In most cases, we think that it most likely will be reactive and gradual, and may not be substantial enough to change the global economy’s current trajectory.

Against this backdrop of unpredictable trade and political uncertainty, we remain focused on our quality approach. We regularly review the investment case for all the Fund’s holdings to assess whether their structural growth drivers are still intact. In our opinion, these companies’ clear economic moats,2 robust balance sheets and stable cash flows should enable the Fund to perform well despite market fluctuations.

Aberdeen Asset Managers Limited

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Equity stocks of small and mid-cap companies carry greater risk, and more volatility, than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk.

2	A moat refers to the ability of a business to maintain competitive advantages over its competitors in order to protect its long-term profits and market share from competing firms.

4	Aberdeen Global Dynamic Dividend Fund

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s benchmark, MSCI All Country (AC) World Index for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2019.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (“NAV”)	11.9%	12.2%	8.4%	7.8%
Market Price	14.7%	13.6%	8.4%	3.5%
MSCI AC World Index	13.2%	11.9%	7.7%	9.4%

Aberdeen Asset Managers Limited assumed responsibility for the management of the Fund as investment adviser on May 7, 2018. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Effective May 4, 2018, Aberdeen Asset Managers Limited entered into a written contract with the Fund to waive fees or limit expenses. This contract may not be terminated before May 4, 2020. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund Shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees and expenses charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV or market price, as applicable, at the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenagd.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers based on the fiscal year ended October 31, 2019 was 1.34%. The net operating expense ratio, net of fee waivers based on the fiscal year ended October 31, 2019 was 1.21%. The net operating expenses, net of fee waivers and excluding interest expense based on the fiscal year ended October 31, 2019 was 1.16%.

Amounts listed as “–” are 0% or round to 0%.

Aberdeen Global Dynamic Dividend Fund	5

Portfolio Composition (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. A sector can include more than one industry group. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any industry or industry group. As of October 31, 2019, the Fund held 99.2% of its net assets in equities and 0.8% in other assets in excess of other liabilities.

Top Sectors	As a Percentage of Net Assets
Financials	16.9%
Information Technology	13.5%
Health Care	12.5%
Consumer Discretionary	11.0%
Industrials	10.5%
Communication Services	7.6%
Consumer Staples	7.4%
Energy	6.1%
Utilities	6.1%
Materials	4.7%
Real Estate	2.9%
Other Assets in Excess of Liabilities	0.8%
100.0%

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of October 31, 2019:

Countries	As a Percentage of Net Assets
United States	49.7%
United Kingdom	9.0%
Switzerland	5.4%
France	5.1%
Brazil	3.4%
Germany	3.3%
Japan	3.0%
Finland	2.5%
Canada	2.3%
South Korea	2.1%
Other	14.2%
100.0%

6	Aberdeen Global Dynamic Dividend Fund

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of October 31, 2019:

Name of Security	As a Percentage of Net Assets
Apple, Inc.	2.4%
Intel Corp.	1.6%
Microsoft Corp.	1.5%
CCR SA	1.5%
Dollar General Corp.	1.4%
Vodafone Group PLC	1.4%
NextEra Energy, Inc.	1.4%
Alphabet, Inc., Class C	1.4%
Essity AB, Class B	1.3%
Target Corp.	1.3%

Aberdeen Global Dynamic Dividend Fund	7

Portfolio of Investments

As of October 31, 2019

	Shares	Value
LONG-TERM INVESTMENTS—99.2%
COMMON STOCKS—98.1%
AUSTRALIA—1.1%
Consumer Staples—1.1%
Treasury Wine Estates Ltd.(a)	122,000	$ 1,479,023
BRAZIL—3.4%
Consumer Discretionary—1.1%
Arezzo Industria e Comercio SA	102,200	1,506,051
Industrials—2.3%
CCR SA	503,392	2,063,525
Cosan Logistica SA(b)	240,000	1,213,614
		3,277,139
Total Brazil		4,783,190
CANADA—2.3%
Energy—1.2%
Enbridge, Inc.	48,400	1,762,244
Materials—1.1%
Barrick Gold Corp.	86,550	1,502,508
Total Canada		3,264,752
CHINA—0.3%
Industrials—0.3%
CRRC Corp. Ltd., Class H(a)	693,650	463,937
FINLAND—2.5%
Information Technology—0.7%
Nokia OYJ(a)	264,100	969,513
Materials—1.8%
Stora Enso OYJ, R Shares(a)	98,858	1,284,335
UPM-Kymmene OYJ(a)	37,206	1,211,779
		2,496,114
Total Finland		3,465,627
FRANCE—5.1%
Energy—0.9%
TOTAL SA, ADR(c)	23,500	1,236,805
Financials—1.1%
AXA SA(a)	58,900	1,559,155
Industrials—1.9%
Alstom SA(a)	27,202	1,176,845
Bouygues SA(a)	34,900	1,480,390
		2,657,235
Utilities—1.2%
Veolia Environnement SA(a)	65,100	1,713,677
Total France		7,166,872

8	Aberdeen Global Dynamic Dividend Fund

Portfolio of Investments (continued)

As of October 31, 2019

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
GERMANY—3.3%
Financials—1.1%
Deutsche Boerse AG(a)	10,100	$ 1,564,082
Health Care—1.1%
Bayer AG(a)	20,000	1,551,523
Information Technology—1.1%
Infineon Technologies AG(a)	77,700	1,504,954
Total Germany		4,620,559
HONG KONG—2.1%
Financials—2.1%
AIA Group Ltd.(a)	175,100	1,743,684
Hong Kong Exchanges & Clearing Ltd.(a)	38,300	1,193,199
Total Hong Kong		2,936,883
INDONESIA—1.3%
Communication Services—1.3%
Tower Bersama Infrastructure Tbk PT(a)	4,000,000	1,802,106
JAPAN—3.0%
Financials—0.9%
Mitsubishi UFJ Financial Group, Inc.(a)	231,200	1,198,607
Health Care—1.0%
Shionogi & Co. Ltd.(a)	23,500	1,410,538
Real Estate—1.1%
LaSalle Logiport REIT(a)	1,050	1,563,058
Total Japan		4,172,203
LUXEMBOURG—0.8%
Materials—0.8%
ArcelorMittal(c)	74,000	1,096,680
MEXICO—1.3%
Utilities—1.3%
Infraestructura Energetica Nova SAB de CV(b)	415,500	1,835,963
NETHERLANDS—1.0%
Consumer Staples—1.0%
Unilever NV(a)	23,500	1,389,007
NORWAY—1.0%
Communication Services—1.0%
Telenor ASA(a)	76,200	1,426,140
SINGAPORE—1.2%
Financials—1.2%
Oversea-Chinese Banking Corp. Ltd.(a)	213,000	1,712,351
SOUTH KOREA—1.0%
Materials—1.0%
LG Chem Ltd.(a)	5,500	1,451,148

Aberdeen Global Dynamic Dividend Fund	9

Portfolio of Investments (continued)

As of October 31, 2019

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
SPAIN—1.3%
Industrials—1.3%
Ferrovial SA(a)	59,777	$ 1,763,612
SWEDEN—2.0%
Consumer Staples—1.3%
Essity AB, Class B(a)	60,300	1,883,816
Financials—0.7%
Swedbank AB, A Shares(a)	65,200	913,666
Total Sweden		2,797,482
SWITZERLAND—5.4%
Consumer Staples—1.2%
Nestle SA(a)	15,900	1,701,003
Financials—2.2%
UBS Group AG(a)(b)	102,400	1,211,920
Zurich Insurance Group AG(a)	4,500	1,762,650
		2,974,570
Health Care—2.0%
Novartis AG(a)	15,100	1,319,366
Roche Holding AG(a)	4,900	1,474,683
		2,794,049
Total Switzerland		7,469,622
UNITED KINGDOM—9.0%
Communication Services—2.2%
Cineworld Group PLC(a)	374,500	1,079,147
Vodafone Group PLC(a)	981,000	2,001,946
		3,081,093
Energy—1.0%
BP PLC, ADR(c)	36,600	1,387,506
Financials—1.3%
Standard Chartered PLC(a)	201,400	1,827,489
Health Care—2.1%
Dechra Pharmaceuticals PLC(a)	39,300	1,340,586
GlaxoSmithKline PLC, ADR	34,200	1,566,360
		2,906,946
Industrials—1.3%
Melrose Industries PLC(a)	633,666	1,751,254
Information Technology—1.1%
Avast PLC(a)(d)	297,100	1,595,250
Total United Kingdom		12,549,538

10	Aberdeen Global Dynamic Dividend Fund

Portfolio of Investments (continued)

As of October 31, 2019

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED STATES—49.7%
Communication Services—3.1%
Activision Blizzard, Inc.	22,000	$ 1,232,660
Alphabet, Inc., Class C(b)(c)	1,500	1,890,165
AT&T, Inc.	33,200	1,277,868
		4,400,693
Consumer Discretionary—9.9%
Aptiv PLC(c)	19,900	1,782,045
Dollar General Corp.(c)	12,500	2,004,250
Las Vegas Sands Corp.	26,300	1,626,392
Lennar Corp., Class A(c)	28,800	1,716,480
Lowe’s Cos., Inc.(c)	16,000	1,785,760
Target Corp.(c)	17,400	1,860,234
TJX Cos., Inc. (The)(c)	25,000	1,441,250
Whirlpool Corp.(c)	10,400	1,582,048
		13,798,459
Consumer Staples—2.8%
Kraft Heinz Co. (The)	32,500	1,050,725
Molson Coors Brewing Co., Class B(c)	22,400	1,180,928
Mondelez International, Inc., Class A(c)	31,300	1,641,685
		3,873,338
Energy—3.0%
EOG Resources, Inc.	18,400	1,275,304
Kinder Morgan, Inc.	84,000	1,678,320
Schlumberger Ltd.(c)	40,000	1,307,600
		4,261,224
Financials—6.3%
American International Group, Inc.(c)	26,200	1,387,552
Bank of America Corp.(c)	54,400	1,701,088
Charles Schwab Corp. (The)	44,000	1,791,240
Citigroup, Inc.(c)	23,400	1,681,524
Evercore, Inc., Class A	12,800	942,592
Huntington Bancshares, Inc.	95,500	1,349,415
		8,853,411
Health Care—6.3%
Allergan PLC(c)	8,200	1,444,102
Bristol-Myers Squibb Co.(c)	30,900	1,772,733
Eli Lilly & Co.	9,100	1,036,945
Medtronic PLC(c)	15,600	1,698,840
Pfizer, Inc.(c)	29,200	1,120,404
UnitedHealth Group, Inc.(c)	6,600	1,667,820
		8,740,844

Aberdeen Global Dynamic Dividend Fund	11

Portfolio of Investments (continued)

As of October 31, 2019

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED STATES (continued)
Industrials—3.4%
Delta Air Lines, Inc.(c)	28,900	$ 1,591,812
FedEx Corp.(c)	9,300	1,419,738
Norfolk Southern Corp.	5,100	928,200
Raytheon Co.(c)	3,900	827,619
		4,767,369
Information Technology—9.5%
Apple, Inc.(c)	13,200	3,283,632
Broadcom, Inc.(c)	5,700	1,669,245
Cisco Systems, Inc.	33,300	1,582,083
Intel Corp.(c)	39,900	2,255,547
Leidos Holdings, Inc.	12,200	1,052,006
Microsoft Corp.(c)	14,900	2,136,213
TE Connectivity Ltd.(c)	14,700	1,315,650
		13,294,376
Real Estate—1.8%
Digital Realty Trust, Inc., REIT(c)	12,100	1,537,184
GEO Group, Inc. (The), REIT	62,000	943,640
		2,480,824
Utilities—3.6%
Clearway Energy, Inc., Class A	40,800	700,536
CMS Energy Corp.(c)	19,500	1,246,440
FirstEnergy Corp.	23,000	1,111,360
NextEra Energy, Inc.(c)	8,000	1,906,720
		4,965,056
Total United States		69,435,594
Total Common Stocks		137,082,289
PREFERRED STOCKS—1.1%
SOUTH KOREA—1.1%
Information Technology—1.1%
Samsung Electronics Co., Ltd.(a)	44,300	1,559,396
Total Preferred Stocks		1,559,396
Total Long-Term Investments—99.2% (cost $120,047,579)		138,641,685
Total Investments—99.2% (cost $120,047,579)(e)		138,641,685
Other Assets in Excess of Liabilities—0.8%		1,134,078
Net Assets—100.0%		$139,775,763

12	Aberdeen Global Dynamic Dividend Fund

Portfolio of Investments (concluded)

As of October 31, 2019

(a)  Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)  Non-income producing security.

(c)  All or a portion of the security has been designated as collateral for the line of credit.

(d)  Denotes a security issued under Regulation S or Rule 144A.

(e)  See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR American Depositary Receipt

PLC Public Limited Company

REIT Real Estate Investment Trust

At October 31, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Depreciation
United States Dollar/Euro
01/09/2020	State Street Bank and Trust	USD 2,987,649	EUR 2,700,000	$3,025,640	$(37,991)

See Notes to Financial Statements.

Aberdeen Global Dynamic Dividend Fund	13

Statement of Assets and Liabilities

As of October 31, 2019

Assets
Investments, at value (cost $120,047,579)	$138,641,685
Foreign currency, at value (cost $58,761)	58,410
Receivable for investments sold	868,400
Tax reclaim receivable	463,240
Interest and dividends receivable	220,140
Other receivables	7,060
Prepaid expenses	7,523
Total assets	140,266,458

Liabilities
Line of credit payable (Note 6)	211,030
Investment management fees payable (Note 3)	131,833
Unrealized depreciation on forward foreign currency exchange contracts	37,991
Investor relations fees payable (Note 3)	20,837
Administration fees payable (Note 3)	2,303
Interest expense on line of credit	460
Other accrued expenses	86,241
Total liabilities	490,695

Net Assets	$139,775,763

Composition of Net Assets
Paid-in capital in excess of par	$134,401,539
Distributable earnings	5,374,224
Net Assets	$139,775,763
Net asset value per share based on 12,549,582 shares issued and outstanding	$ 11.14

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Global Dynamic Dividend Fund

Statement of Operations

For the Year Ended October 31, 2019

Net Investment Income:

Income
Dividends and other income (net of foreign withholding taxes of $1,018,602)	$ 11,147,772
Interest and other income	10,167
Total Investment Income	11,157,939

Expenses:
Investment management fee (Note 3)	1,348,422
Reports to shareholders and proxy solicitation	68,796
Investor relations fees and expenses (Note 3)	62,715
Administration fee (Note 3)	53,709
Independent auditors’ fees and expenses	43,993
Custodian’s fees and expenses	36,160
Trustee fees and expenses	27,340
Legal fees and expenses	26,532
Insurance expense	14,774
Transfer agent’s fees and expenses	12,613
Miscellaneous	44,249
Total expenses before reimbursed/waived expenses	1,739,303
Interest expense (Note 6)	69,948
Total operating expenses before reimbursed/waived expenses	1,809,251
Less: Expenses waived (Note 3)	(174,660)
Net expenses	1,634,591

Net Investment Income	9,523,348

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	(2,103,464)
Forward foreign currency exchange contracts	197,134
Foreign currency transactions	63,140
(1,843,190)

Net change in unrealized appreciation/(depreciation) on:
Investments	6,358,439
Forward foreign currency exchange contracts	(88,632)
Foreign currency translation	32,632
6,302,439
Net realized and unrealized gain from investments and foreign currency related transactions	4,459,249
Net Increase in Net Assets Resulting from Operations	$13,982,597

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Dynamic Dividend Fund	15

Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 9,523,348	$ 7,597,411
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(1,843,190)	6,662,407
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency exchange contracts and foreign currency transactions	6,302,439	(12,320,233)
Net increase in net assets resulting from operations	13,982,597	1,939,585

Distributions to Shareholders From:
Distributable earnings	(9,788,674)	(9,713,880)
Tax return of capital	–	(74,794)
Net decrease in net assets from distributions	(9,788,674)	(9,788,674)
Change in net assets resulting from operations	4,193,923	(7,849,089)

Net Assets:
Beginning of year	135,581,840	143,430,929
End of year	$139,775,763	$135,581,840

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

16	Aberdeen Global Dynamic Dividend Fund

Financial Highlights

	For the Fiscal Years Ended October 31,
	2019	2018(a)	2017	2016	2015
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of year	$10.80	$11.43	$9.96	$10.79	$11.16
Net investment income	0.76 (b)	0.61 (b)	0.75	0.70	0.80
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	0.36	(0.46)	1.50	(0.75)	(0.41)
Total from investment operations applicable to common shareholders	1.12	0.15	2.25	(0.05)	0.39
Distributions to common shareholders from:
Net investment income	(0.78)	(0.77)	(0.77)	(0.75)	(0.77)
Tax return of capital	–	(0.01)	(0.01)	(0.03)	–
Total distributions	(0.78)	(0.78)	(0.78)	(0.78)	(0.77)
Capital Share Transactions:
Anti-Dilutive effect of share repurchase program	–	–	–	–	0.01
Net asset value per common share, end of year	$11.14	$10.80	$11.43	$9.96	$10.79
Market price, end of year	$9.78	$9.25	$10.64	$8.42	$9.07

Total Investment Return Based on(c):
Market price	14.71%	(6.37% )	36.68%	1.61%	0.35%
Net asset value	11.91%	1.76%	24.13%	1.04%	4.62%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$139,776	$135,582	$143,431	$124,996	$135,417
Net operating expenses, net of fee waivers	1.21%	1.19%	1.21%	1.14%	1.19%
Net operating expenses, excluding fee waivers	1.34%	1.27%	– (d)	– (d)	– (d)
Net operating expenses, net of fee waivers and excluding interest expense	1.16%	1.16%	1.17%	1.14%	1.15%
Net investment income	7.06%	5.20%	6.87%	6.90%	7.05%
Portfolio turnover	119%	80%	89%	97%	120%
Line of credit payable outstanding (000 omitted)	$211	$–	$2,920	$–	$–
Asset coverage ratio on revolving credit facility at year end	66,335%	–	– (e)	– (e)	– (e)
Asset coverage per $1,000 on line of credit payable at year end	$663,350	$–	$48,124	$–	$–

(a)	Beginning with year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(b)	Net investment income is based on average shares outstanding during the period.

(c)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(d)

Effective to May 4, 2018, the Fund entered into an expense limitation agreement with Aberdeen Asset Managers Limited, the Fund’s Investment Adviser. Prior to this, there was no such agreement in place.

(e)	The Fund did not disclose asset coverage ratio on line of credit payable in prior years.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Dynamic Dividend Fund	17

Notes to Financial Statements

October 31, 2019

1. Organization

Aberdeen Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and commenced operations on July 26, 2006. The Fund’s primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumption that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Trustees (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

18	Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (continued)

October 31, 2019

Derivative instruments are valued at fair value. Exchange traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12- month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Investment Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets is determined in good faith in accordance with the Valuation Procedures.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the

Investment Company Act as of 1940, as amended (the “1940 Act”), and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$84,606,850	$52,475,439	$–	$137,082,289
Preferred Stocks	–	1,559,396	–	1,559,396
Total	$84,606,850	$54,034,835	$–	$138,641,685
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(37,991)	$–	$(37,991)

Amounts listed as “–” are $0 or round to $0.

For the fiscal year ended October 31, 2019, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)   purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

Aberdeen Global Dynamic Dividend Fund	19

Notes to Financial Statements (continued)

October 31, 2019

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner.

They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either or in absolute terms. The use of forward contracts allows for the separation of investment decision-making between foreign securities holdings and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations.

During the fiscal year ended October 31, 2019, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a desired hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

20	Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (continued)

October 31, 2019

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above.

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments and Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$–	Unrealized depreciation on forward foreign currency exchange contracts	$37,991
Total		$–		$37,991

Amounts listed as “–” are $0 or round to $0.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2019 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities

Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities

Forward foreign currency(2)
State Street Bank and Trust	$–	$–	$–	$–	$37,991	$–	$–	$37,991

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2)	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.

(3)

Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Global Dynamic Dividend Fund	21

Notes to Financial Statements (continued)

October 31, 2019

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2019:

	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign currency exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions	$197,134	$(88,632)
Total		$197,134	$(88,632)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2019. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2019.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$–
Sale Forward Foreign Currency Contracts	3,080,167

The Fund values derivatives at fair value, as described in the Statement of Operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Distributions:

The Fund intends to make regular monthly distributions of net investment income to holders of common shares. The Fund expects to pay its common shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any.

Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to common shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

g. Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

h. Equity-Linked Notes

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity

22	Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (continued)

October 31, 2019

securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities. The Fund did not hold equity-linked structured notes as of October 31, 2019.

i. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

AAML serves as the Fund’s Investment Adviser pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Fund. AAML (the “Advisers”) is a wholly-owned indirect subsidiary of Standard Life Aberdeen plc (“SLA plc”). In rendering advisory services, the Adviser may use the resources of investment advisor subsidiaries of SLA plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Adviser.

As compensation for its services to the Fund, AAML receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

Effective May 4, 2018, AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through May 4, 2020. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses) from exceeding 1.16% of the average daily net assets of the Fund on an annualized basis. The total amount of the waiver for the fiscal year ended October 31, 2019 pursuant to the Expense Limitation Agreement was $174,660.

AAML may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by AAML is not permitted.

As of October 31, 2019, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to AAML for the Fund, based on expenses reimbursed by AAML, including adjustments described above, would be:

Amount Fiscal Year 2018 (Expires in 10/31/2021)	Amount Fiscal year 2019 (Expires in 10/31/2022)	Total*
$115,457	$174,660	$290,117

* Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

b. Fund Administrator, Custodian and Fund Accounting Agent:

State Street Bank and Trust Company (“SSBT”) serves as the administrator, custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

d. Investor Relations:

Under the terms of the Investor Relations Services Agreement, Aberdeen Standard Investments Inc. (“ASII”), an affiliate of AAML, provides and/or engages third parties to provide investor relations

Aberdeen Global Dynamic Dividend Fund	23

Notes to Financial Statements (continued)

October 31, 2019

services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2019, the Fund incurred investor relations fees of approximately $62,715. For the fiscal year ended October 31, 2019, ASII did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2019, were $164,005,584 and $160,589,697, respectively.

5. Capital

As of October 31, 2019, there were 12,549,582 common shares issued and outstanding.

6. Line of Credit

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”), which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.85% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to the maximum allowable amount under the Investment Company Act of 1940, as amended, of the total assets for extraordinary or emergency purposes, which is generally 33 1/3% of total assets, but may exceed that under certain market conditions. Additionally, the Fund is permitted to borrow up to 10% of the total assets for investment purposes. On October 31, 2019, the amount available for investment purposes was $14,026,646. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the fiscal year ended October 31, 2019, the average borrowing by the Fund was $3,562,050 with an average rate on borrowings of 3.30%. During the fiscal year ended October 31, 2019, the maximum borrowing by the Fund was $14,342,228. Interest expense related to the line of credit for the fiscal year ended October 31, 2019, was $69,948. As of October 31, 2019, the outstanding balance of the loan was $211,030.

7. Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year end October 31, 2019, the Fund did not repurchase any shares through the Program.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

24	Aberdeen Global Dynamic Dividend Fund

Notes to Financial Statements (continued)

October 31, 2019

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Funds expect, the risk of loss from such claims to be remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2019, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$122,569,022	$23,547,280	$(7,474,617)	$16,072,663

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 was as follows:

	October 31, 2019	October 31, 2018
Distributions paid from:
Ordinary Income	$9,788,674	$9,713,880
Net long-term capital gains	–	–
Tax return of capital	–	74,794
Total tax character of distributions	$9,788,674	$9,788,674

As of October 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$442,421
Undistributed long-term capital gains – net	–
Total undistributed earnings	$442,421
Capital loss carryforward	(11,124,629	)*
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	16,056,432	**
Total accumulated earnings/(losses) – net	$5,374,224

*    On October 31, 2019, the Fund had a net capital loss carryforward of $(11,124,629) which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short term as under previous law. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$11,124,629	Unlimited (Short-Term)

**   The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between the tax deferral of wash sales and straddles, the realization of unrealized gains forward contracts, and other timing differences and passive foreign investment company gain/(loss).

Aberdeen Global Dynamic Dividend Fund	25

Notes to Financial Statements (concluded)

October 31, 2019

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to partnership and REIT investments. These reclassifications have no effect on net assets or net asset values per share.

Paid-in-Capital	Distributable Earnings/ (Accumulated Losses)
$53,722	$(53,722)

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2019, except as provided below.

On November 11, 2019 and December 10, 2019, the Fund announced that it will pay on November 29, 2019 and January 10, 2020 a distribution of $0.065 per share to all shareholders of record as of November 21, 2019 and December 31, 2019, respectively.

At a Board meeting held on September 4, 2019, the Board of Trustees of the Fund approved a new Transfer Agent agreement with Computershare Trust Company, N.A. (“Computershare”). Computershare became the Fund’s transfer agent on December 16, 2019.

Subsequent to the reporting period, the Fund’s Board of Trustees approved the change in the Fund’s benchmark from the Morgan Stanley Capital International All Country World Index (gross dividends) to the Morgan Stanley Capital International All Country World Index (net dividends). Future shareholder reports will include information with respect to the new benchmark.

26	Aberdeen Global Dynamic Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Aberdeen Global Dynamic Dividend Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Global Dynamic Dividend Fund (the Fund), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended October 31, 2017 were audited by other independent registered public accountants whose report, dated December 22, 2017, expressed an unqualified opinion on those changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replied from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 27, 2019

Aberdeen Global Dynamic Dividend Fund	27

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the fiscal year ended October 31, 2019:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
11/28/2018	$0.065000	$0.000000	$0.000000	$0.065000	$0.000000	$0.065000	$0.045851	$0.000000
1/10/2019	0.065000	0.000000	0.000000	0.065000	0.000000	0.065000	0.045851	0.000000
1/31/2019	0.065000	0.000000	0.000000	0.065000	0.003556	0.068556	0.039733	0.036632
2/28/2019	0.065000	0.000000	0.000000	0.065000	0.003556	0.068556	0.039733	0.036632
3/29/2019	0.065000	0.000000	0.000000	0.065000	0.003556	0.068556	0.039733	0.036632
4/30/2019	0.065000	0.000000	0.000000	0.065000	0.003556	0.068556	0.039733	0.036632
5/31/2019	0.065000	0.000000	0.000000	0.065000	0.003556	0.068556	0.039733	0.036632
6/28/2019	0.065000	0.000000	0.000000	0.065000	0.003556	0.068556	0.039733	0.036632
7/30/2019	0.065000	0.000000	0.000000	0.065000	0.003556	0.068556	0.039733	0.036632
8/27/2019	0.065000	0.000000	0.000000	0.065000	0.003556	0.068556	0.039733	0.036632
9/30/2019	0.065000	0.000000	0.000000	0.065000	0.003556	0.068556	0.039733	0.036632
10/29/2019	0.065000	0.000000	0.000000	0.065000	0.003556	0.068556	0.039733	0.036632
Total	$0.780000	$0.000000	$0.000000	$0.780000	$0.035560	$0.815559	$0.489032	$0.366320

(1)

The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2019, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction 20.10%

Qualified Dividend Income 57.48%

The above amounts are based on the best available information at this time. In early 2020, the Fund will notify applicable shareholders of final amounts for use in preparing 2019 U.S. federal income tax forms.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on October 9, 2019 at 1900 Market Street, Suite 200, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect one Class II Trustee to the Board of Trustees, to serve a term of three years until the 2022 Annual Meeting and until his successor has been duly elected and qualifies.

	Votes For	Votes Withheld
P. Gerald Malone	9,707,464	1,400,049

Trustees whose term of office continued beyond the Meeting are as follows: John Sievwright, Nancy Yao Maasbach and Martin Gilbert.

28	Aberdeen Global Dynamic Dividend Fund

Supplemental Information (unaudited) (continued)

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of Aberdeen Global Dynamic Dividend Fund (“AGD” or the “Fund”) held on June 11, 2019, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Managers Limited (the “Adviser”). In addition, the Independent Trustees of the Fund held a separate telephonic meeting on June 6, 2019 to review the materials provided and the relevant legal considerations (together with the in-person meeting held on June 11, 2019, the “Meetings”).

In connection with their consideration of whether to approve the renewal of the Fund’s Advisory Agreement, the Board received and reviewed a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information, and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The materials provided to the Board generally included, among other items: (i) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations; (ii) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmark; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangements under the 1940 Act and Delaware law. The Board, including the Fund’s Independent Trustees, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Adviser’s investment personnel and operations; (iii) the Adviser’s financial results and financial condition; (iv) the procedures employed to value the Fund’s assets; (v) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vi) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Advisory Agreement, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund’s investment performance and information relating to the services provided by the Adviser.

The Independent Trustees were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information that compared the Fund’s return to comparable investment companies included in its Lipper category. The Board also received and considered performance information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data as to the Fund’s total return, as compared with the funds in the Fund’s Morningstar category (the “Morningstar Group”). In addition, the Board received and considered information regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the impact of foreign currency movements on the Fund’s performance and the Fund’s share performance and premium/discount information. The Board also received and reviewed information on the Fund’s total return for the period since the Adviser assumed responsibility for management of the Fund effective May 4, 2018, as compared with the total returns of its Morningstar Group average, and other comparable Aberdeen-managed funds. The Board took into account information about the Fund’s discount/premium ranking relative to its Morningstar Group and considered management’s discussion of the Fund’s performance. Additionally, the Trustees considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts.

Aberdeen Global Dynamic Dividend Fund	29

Supplemental Information (unaudited) (continued)

The Board concluded that overall performance was satisfactory and supported continuation of the Advisory Agreement.

Fees and expenses. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. The Board also received and considered information compiled at the request of the Fund by SI that compared the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Trustees took into account the management fee structure for the Fund. The Trustees also considered information from management about the fees charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Investment Adviser’s fees, including the amount of the management fees retained by the Investment Adviser after payment of the advisory fees. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.

Economies of Scale. The Board considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable. The Board based this determination on various factors, including how the Fund’s management fee compared to its Peer Group at higher asset levels.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Board considered, among other things, the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser. The Trustees took into account the Adviser’s investment experience. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered information regarding the Adviser’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the Adviser’s risk management processes. The Board considered that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures and considered the Adviser’s brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Trustees took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided and supported the renewal of the Advisory Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•   whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser. The Trustees also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•   the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•   so-called “fallout benefits” to the Adviser and its affiliates, including indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*	*	*

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Trustees voting separately, approved the Fund’s Advisory Agreement for an additional one-year period.

30	Aberdeen Global Dynamic Dividend Fund

Supplemental Information (unaudited) (concluded)

Change in Independent Registered Public Accounting Firm

Effective as of the close of business on May 4, 2018, Ernst & Young LLP (“E&Y”) resigned as the independent registered public accounting firm for the Fund, due to independence matters relating to the change in the Fund’s investment adviser, which was effective as of the close of business on May 4, 2018. The reports of E&Y on the Fund’s financial statements as of and for the fiscal years ended October 31, 2016 and October 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s fiscal years ended October 31, 2016 and October 31, 2017 and the subsequent interim period through May 4, 2018, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years. During the Fund’s fiscal years ended October 31, 2016 and October 31, 2017 and the subsequent interim period through May 4, 2018, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

On June 13, 2018, upon the recommendation of its Audit Committee, the Board of Trustees of the Fund approved the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2018, contingent on KPMG’s delivery of an independence letter that is satisfactory to the Fund’s Audit Committee. After completing its standard client evaluation procedures and delivering a satisfactory independence letter to the Audit Committee, KPMG accepted the engagement, which became effective on September 26, 2018. The Board and its Audit Committee considered the engagement of KPMG in connection with the resignation of the Fund’s former independent registered accounting firm on May 4, 2018. During the Fund’s fiscal years ended October 31, 2016 and October 31, 2017 and the subsequent interim period through September 26, 2018, neither the Fund, nor anyone on its behalf, consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Aberdeen Global Dynamic Dividend Fund	31

Dividend Reinvestment Plan (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open- Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with

32	Aberdeen Global Dynamic Dividend Fund

Dividend Reinvestment Plan (unaudited) (continued)

Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a

NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, DST Asset Manager Solutions, Inc., c/o Aberdeen Funds, 333 West 11th Street, Kansas City, MO 64105 or by calling toll-free 1 (800) 522-5465.

On September 4, 2019, the Board approved amendments to the Fund’s Dividend Reinvestment Plan (“Current Plan”). The amended dividend reinvestment plan (“Amended Plan”) will go into effect on February 28, 2020. Below is a summary of the key changed terms.

Feature	Current Plan	Amended Plan
Optional Cash Purchases	No	Yes
Frequency of Optional Cash Purchases	N/A	Monthly
Maximum Aggregate Annual Optional Cash Purchase Amount	N/A	$250,000
Days to purchase DRIP Shares on the Open Market	Last business day prior to next date on which the shares trade on an ex-dividend basis or 30 days after the dividend payment date, whichever is sooner	3 – 5 business days
Schedule Recurring Deductions for Optional Cash Purchases	No	Yes
Online Bank Debits for Optional Cash Purchases	No	Yes
Fee Structure	Each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases.	Each participant will pay a minimal service fee for each investment and a pro rata portion of brokerage commissions for Open-Market Purchases.

Below is a summary of the Amended Plan that will go into effect on February 28, 2020.

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose common shares of beneficial interest are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will

Aberdeen Global Dynamic Dividend Fund	33

Dividend Reinvestment Plan (unaudited) (concluded)

be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

34	Aberdeen Global Dynamic Dividend Fund

Management of the Fund (unaudited)

The names of the Trustees and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund Adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons, as described above, are referred to in the table below under the heading “Independent Trustees.”

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Martin J. Gilbert** c/o Standard Life Aberdeen plc 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Class III Trustee; Vice President	Term as Trustee expires 2020; Trustee since 2018

Mr. Gilbert has been Vice Chairman of Standard Life Aberdeen PLC and Chairman of Aberdeen Standard Investments Inc. since March 2019. He is Co-Founder (and former Chief Executive)of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority’s Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He serves as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen- managed investment trusts and funds.

				30	Director of The Asia Tigers Fund, Inc. from 2012 to 2018.

Independent Trustees

P. Gerald Malone c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Board; Class II Trustee	Term expires 2022; Trustee since 2018	Currently, Mr. Malone is a non-executive director of a number of U.S. companies and funds. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.	31	Director of Medality Medical since 2019 and Bionik Laboratories Corporation since 2018. Director of Reguvenan LLC (wellbeing) from 2015-2017.

John Sievwright c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2021; Trustee since 2018	Non-Executive Director of NEX Group plc (2017-2018) (financial); Non-Executive Director of ICAP PLC (2009-2016) (financial); Non-Executive Independent Director of FirstGroup plc (2002-2014)(transport)	9	Director of NEX Group plc; Director of, ICAP PLC from 2009 to 2016 and FirstGroup plc. from 2002-2014.

Aberdeen Global Dynamic Dividend Fund	35

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Nancy Yao Maasbach c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2020; Trustee since 2018	Ms. Maasbach has been the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Ms. Maasbach has also been a member of the Council on Foreign Relations since 2015.	6	Director of The Asia Tigers Fund, Inc. from 2016 to 2018.

•

As of the date of this report, each of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs, the Aberdeen Funds (which consists of 24 portfolios) and the Aberdeen Investment Funds (which consists of 4 portfolios), have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the fund’s Investment Adviser. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.

Information Regarding Officers Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Joseph Andolina** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President, Compliance	Since 2018

Currently, Chief Risk Officer Americas for Aberdeen Standard Investments Inc. Prior to joining the Compliance Department, he was a member of ASI’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASI’s registered funds.

Jeffrey Cotton** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President, Compliance	Since 2018	Currently, Chief Risk Officer – Europe, the Middle East and Africa. Mr. Cotton joined ASI in 2010 as Head of Compliance-Americas.

Sharon Ferrari** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2018	Currently, Senior Fund Administration Manager US for Aberdeen Standard Investments Inc. Ms. Ferrari joined Aberdeen Standard Investments Inc. as a Senior Fund Administrator in 2008.

36	Aberdeen Global Dynamic Dividend Fund

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Alan Goodson** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2018

Currently, Director, Vice President and Head of Product – Americas for Aberdeen Standard Investments Inc., overseeing Product Management and Product Development for ASI’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Standard Investments Inc. and joined ASI in 2000.

Bev Hendry** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2018

Currently, Chairman – Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Heather Hasson** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2018	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. since 2009. She joined Aberdeen Standard Investments Inc. as a Fund Administrator in 2006.

Megan Kennedy** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2018	Currently, Head of Product Management for Aberdeen Standard Investments Inc. Ms. Kennedy joined Aberdeen Standard Investments Inc. in 2005 as a Senior Fund Administrator.

Andrea Melia** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2018

Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas and Vice President for Aberdeen Standard Investments Inc. Ms. Melia joined Aberdeen Standard Investments Inc. in September 2009.

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2018

Currently, Global Head of Product Opportunities for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Lucia Sitar** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2018	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Standard Investments Inc. in July 2007 as U.S. Counsel.

Aberdeen Global Dynamic Dividend Fund	37

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Martin Connaghan** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103	Vice President	Since 2018

Currently an Investment Director on the Global Equity Team at Aberdeen Standard Investments. Martin joined Aberdeen in 2001, via the acquisition of Murray Johnstone. Martin has held a number of roles including Trader and SRI Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London.

Josh Duitz** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2018

Currently, Senior Vice President in the Global Equities Team at Aberdeen Standard Investments. Josh is responsible for managing Aberdeen Global Infrastructure Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Dynamic Dividend Fund and the Aberdeen Dynamic Dividend Fund (AIFRX, AOD,AGD and ADVDX). Josh joined Aberdeen Standard Investments in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager. Previously, Josh worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, Josh worked for Arthur Andersen where he was a senior auditor.

*

Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders.

**

Messrs. Andolina, Connaghan, Cotton, Duitz, Goodson, Hendry, and Pittard and Mses. Ferrari, Hasson, Kennedy, Melia and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs and Aberdeen Income Credit Strategies Fund each of which may be deemed to be part of the same “Fund Complex” as the Fund.

38	Aberdeen Global Dynamic Dividend Fund

Corporate Information

Trustees	Independent Registered Public Accounting Firm
Martin Gilbert	KPMG LLP
Nancy Yao Maasbach	1601 Market Street
P. Gerald Malone, Chairman	Philadelphia, PA 19103
John Sievwright
Legal Counsel
Investment Adviser	Willkie Farr & Gallagher LLP
Aberdeen Asset Managers Limited	787 Seventh Avenue
Bow Bells House	New York, NY 10019
1 Bread Street
London, United Kingdom	Investor Relations
EC4M 9HH	Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Administrator and Custodian	Philadelphia, PA 19103
State Street Bank and Trust Company	1-800-522-5465
1 Lincoln Street	Investor.Relations@aberdeenstandard.com
Boston, MA 02111

Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Dynamic Dividend Fund are traded on the NYSE under the symbol “AGD”. Information about the Fund’s net asset value and market price is available at www.aberdeenagd.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Dynamic Dividend Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

AGD ANNUAL

Item 2. Code of Ethics.

(a)               As of October 31, 2019, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)               Definitional.

(c)                There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)               During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)                Not applicable.

(f)                 A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that John Sievwrght, a member of the Board of Trustees’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sievwright as the Audit and Valuation Committee’s financial expert. Mr. Sievwright is considered to be an “independent” tustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)(1) Tax Fees	(d) All Other Fees
October 31, 2019	$34,299	$—	$8,250	$—
October 31, 2018	$34,299	$—	$8,250	$—

(1)         Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e)(1)          The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)          None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)                         Not applicable.

(g)                        Non-Audit Fees

For the fiscal years ended October 31, 2019 and October 31, 2018, respectively, KPMG billed $620,687 and $757,719 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Adviser.

(h)                       Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)         The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2019, the Audit Committee members were:

Nancy Yao Maasbach

P. Gerald Malone

John Sievwright

(b)         Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Trustees has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 9, 2019.

Individual & Position	Services Rendered	Past Business Experience
Stephen Docherty Head of Global Equities	Responsible for global equity portfolio management

Currently, Head of Global Equities, the team is responsible for managing Aberdeen’s Global and International equity mandates. He joined Aberdeen in 1994 as an investment statistician in the performance and risk area. In 1996 he moved into a fund management role covering the Latin American equity markets. In 1999 he became involved in managing global portfolios and was appointed Head of the Desk at the end of 2002. Previously, Stephen worked For Scottish Mutual Assurance in the department of Actuarial Services.

Bruce Stout Senior Investment Director	Responsible for global equity portfolio management

Currently a Senior Investment Director on the Global Equity Team. He joined Aberdeen in 2001, via the acquisition of Murray Johnstone. Bruce has held a number of roles including Investment Manager on the Emerging Markets Team. Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.

Jamie Cumming Senior Investment Director	Responsible for global equity portfolio management

Currently a Senior Investment Director on the Global Equity Team. Jamie joined Aberdeen via the acquisition of Edinburgh Fund Managers in 2003, where he was an Investment Manager on the Japanese Equities Team. Previously, he worked for Grant Thornton Chartered Accountant and is a member of the Institute of Chartered Accountants in Scotland. He graduated with a BA (Hons) from Strathclyde University and is a CFA Charterholder.

Martin Connaghan Investment Director	Responsible for global equity portfolio management

Currently an Investment Director on the Global Equity Team. Martin joined Aberdeen in 2001, via the acquisition of Murray Johnstone. Martin has held a number of roles including Trader and SRI Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London.

Josh Duitz Senior Vice President, Global Equities	Responsible for global equity portfolio management

Currently a Senior Vice President, Global Equities for Aberdeen Standard Investments. He joined Aberdeen in 2018, from Alpine Woods Capital Investors, LLC where he served as a Portfolio Manager since February 2007. Prior to that he spent eight years at Bear Stearns, where Mr. Duitz was a Managing Director Principal who specialized in trading international equities.

(a)(2) The information in the table below is as of October 31, 2019.

Name of Portfolio Manager	Types of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Stephen Docherty	Registered Investment Companies	11	$1,978.67	—	$—
	Pooled Investment Vehicles	64	$5,613.19	—	$—
	Other Accounts	12	$1,979.41	—	$—

Bruce Stout	Registered Investment Companies	11	$1,978.67	—	$—
	Pooled Investment Vehicles	64	$5,613.19	—	$—
	Other Accounts	12	$1,979.41	—	$—

Jamie Cummings	Registered Investment Companies	11	$1,978.67	—	$—
	Pooled Investment Vehicles	64	$5,613.19	—	$—
	Other Accounts	12	$1,979.41	—	$—

Martin Connaghan	Registered Investment Companies	11	$1,978.67	—	$—
	Pooled Investment Vehicles	64	$5,613.19	—	$—
	Other Accounts	12	$1,979.41	—	$—

Josh Duitz	Registered Investment Companies	11	$1,978.67	—	$—
	Pooled Investment Vehicles	64	$5,613.19	—	$—
	Other Accounts	12	$1,979.41	—	$—

Total assets are as of October 31, 2019 and have been translated to U.S. dollars at a rate of £1.00 = $1.294.

The Investment Adviser serves as investment manager for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Investment Adviser believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Investment Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

The Investment Adviser sometimes enters into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Investment Adviser may raise potential conflicts of interest.  To address such potential conflicts of interest, ASI has adopted procedures and policies designed to:

(1) Identify practices that may potentially favor actively managed accounts in which the Investment Adviser has an ownership and/or a greater pecuniary interest over actively managed accounts in which the Investment Adviser has no ownership and/or a lesser pecuniary interest; (2) prevent the Investment Adviser and Covered Persons (as defined in the policies and procedures) from inappropriately favoring some clients over others; (3) detect potential violations of such policies and procedures; (4) provide a process to review requests for waivers; and (5) promptly resolve any actual violations detected.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Investment Manager or its affiliates.  Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Investment Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Investment Manager that the benefits achieved through economies of scale from the Investment Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, ASI may utilize a third party service provider to deliver model portfolio recommendations and model changes. ASI seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each sponsor on a randomly generated rotation schedule.

ASI may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed ASI’s recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. ASI has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

In facilitating trades with unaffiliated brokers on behalf of our clients, each management team may use the resources of our Standard Life Aberdeen plc affiliates. These affiliates have entered into a global trading agreement pursuant to which professionals from each affiliate may help to facilitate trades on behalf of our clients with unaffiliated brokers. The use of advisory affiliates with respect to trading facilitation under the global trading agreement does not alter or change the entity making investment decisions for the client accounts or the Investment Manager’s duty to seek best execution of trades.

(a)(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders. ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (KPI) scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2019
Stephen Docherty	$0
Bruce Stout	$0
Jamie Cummings	$0
Martin Connaghan	$0
Josh Duitz	$10,001-$50,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Investment Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Dynamic Dividend Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Dynamic Dividend Fund

Date: January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Dynamic Dividend Fund

Date: January 9, 2020

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Dynamic Dividend Fund

Date: January 9, 2020